       STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE--MODIFIED NET
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                   [LOGO]


1.     BASIC PROVISIONS ("BASIC PROVISIONS").

       1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, April 20, 2000, is made by and between SORRENTO WEST PARTNERS, L.P, a California limited partnership ("LESSOR") and ELITRA PHARMACEUTICALS, INC., a Delaware corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

       1.2(a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 11055 Flintkote Avenue, Suites A, B, C and D, consisting of approximately 10,612 rentable square feet, located in the City of San Diego, County of San Diego, State of California, with zip code 92121, as outlined on Exhibit A attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): 11055 Flintkote Avenue, a Portion of the Sorrento West Industrial Park ("Industrial Center"). In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

       1.2(b) PARKING: Pro-rata share of unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); and Zero (0) reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6(a).)

       1.3 TERM: Three (3) years and Approximately six (6) months ("ORIGINAL TERM") commencing April 21, 2000 ("COMMENCEMENT DATE") and ending September 30, 2003 ("EXPIRATION DATE"). (Also see Paragraph 3.)

       1.4 EARLY POSSESSION: N/A ("EARLY POSSESSION DATE"). (Also see Paragraphs 3.2 and 3.3.)

       1.5 BASE RENT: $22,285.20 per month ("BASE RENT"), payable on the First (1st) day of each month commencing on execution of Lease (Also see Paragraph 4 and Addendum, Paragraph 50.)

/x/ If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum Paragraph 52, attached hereto.

       1.6(a) BASE RENT PAID UPON EXECUTION: $22,285.20 as Base Rent for the period from execution of Lease, to be applied to first Base Rent payable hereunder.

       1.6(b)  LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES:
10,612/162,727 percent (6.52%) ("LESSEE'S SHARE") as determined by /x/ prorata square footage of the Premises as compared to the total square footage of the Industrial Center or / / other criteria as described in Addendum ___.

       1.7 SECURITY DEPOSIT: $133,711 ("SECURITY DEPOSIT") (Also see Paragraph 5 and Addendum, Paragraph 53.)

       1.8 PERMITTED USE: Life science research and manufacturing, sales and administration, general office, and other legal uses which are not inconsistent with a life science research and development project, to the extent permitted under existing and future zoning regulations ("PERMITTED USE") (Also see Paragraph 6.)

       1.9     INSURING PARTY. Lessor is the "INSURING PARTY." (Also see
Paragraph 8.)

       1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

/x/ CB Richard Ellis Commercial Real Estate represents Lessor exclusively
    ("LESSOR'S BROKER");
/x/ Irving Hughes Group represents Lessee exclusively ("LESSEE'S BROKER"); or
/ / ________________________ represents both Lessor and Lessee ("DUAL AGENCY").

       1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of $ per separate Agreement) for brokerage services rendered by said Broker(s) in connection with this transaction. (Also see Paragraph 15 and Addendum, Paragraph 58.)

       1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (Also see Paragraph 37.)

       1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 66, and Exhibits A through D, all of which constitute a part of this Lease.

2.     PREMISES, PARKING AND COMMON AREAS.

       2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less. Lessee's Share shall be subject to revision based upon changes made pursuant to Paragraph 2.10 or based upon the ratio between the rentable square footage of the Premises and the rentable square footage of space in all buildings within the Industrial Center which utilize the specific utility or service provided by Landlord.

       2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

                                                                 INITIALS:  GH
                                                                           ----
                                                                            NC
                                                                           ----
                         MULTI-TENANT - MODIFIED NET

-C-1993 - AMERICAN INDUSTRIAL REAL          REVISED             FORM MTN-1-6/93E
          ESTATE ASSOCIATION

       2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants, to Lessor's actual knowledge, that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction, but without regard to Lessee's intended use of the Premises, shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date.
Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within three (3) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

       2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including, but not limited to, the electrical and fire sprinkler systems, security, environmental aspects, flood zone classification, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations, and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. Lessee further acknowledges that the Premises are located within the FEMA Flood Insurance Rate Map Zone AE. Lessee further acknowledges that the subject Premises may not be compliant with current state and/or federal requirements concerning the Americans with Disabilities Act (ADA). Lessor shall have no obligation to correct any ADA non-compliance or to incur any expense with respect thereto, except to the extent of approved plans and specifications for the Tenant improvements to the Premises provided by Lessor, pursuant to Addendum, Paragraph 51.

       2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

       2.6 VEHICLE PARKING. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

               (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

               (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

               (c) Lessor shall at the Commencement Date of this Lease provide the parking facilities required by Applicable Law.

       2.7 COMMON AREAS - DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general nonexclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

       2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

       2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

       2.10 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

               (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

               (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

               (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas to the extent such land benefits the occupants of the Industrial Center;

               (d) To add additional buildings and improvements to the Common Areas;

               (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

               (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.     TERM.

       3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

       3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including, but not limited to, the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

       3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee.

                                                                 INITIALS:  GH
                                                                           ----
                                                                            NC
                                                                           ----
                               Page 2 of 13

4.     RENT.

       4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

       4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions: (Also see Addendum, Paragraph 55.)

               (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                       (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                               (aa)    The Common Areas, including parking
areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, and roof.

                               (bb)    Exterior signs and any tenant
directories.

                               (cc)    Fire detection and sprinkler systems.

                       (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                       (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                       (iv) Reserves set aside for maintenance and repair of Common Areas.

                       (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

                       (vi) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof or other insurance procured by Lessor in its commercially reasonable discretion.

                       (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                       (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

               (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

               (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

               (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within ninety (90) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such overpayment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease. (Also see Addendum, Paragraph__.)

6.     USE.

       6.1     PERMITTED USE.

               (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

               (b) Any request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use shall be in writing and subject to Lessor's reasonable consent. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

       6.2     HAZARDOUS SUBSTANCES. (Also see Addendum, Paragraph 59.)

               (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank; (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority; and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including, but not limited to, the

                                                     Initials:  [ILLEGIBLE]
                                                                   -----------
                                                               NC
                                                               -----
installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

               (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to, all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

               (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement. Lessor shall indemnify, protect, defend and hold Lessee, its agents and employees, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought on to the Premises by or for Lessor, its agents and employees.

       6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to Lessee's use, occupancy or modification of the Premises (including, but not limited to, matters pertaining to (i) industrial hygiene; (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions; and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

       6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise upon reasonable notice to Lessee, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections. (Also see Addendum, Paragraph 55.)

7.     MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
ALTERATIONS.

       7.1     LESSEE'S OBLIGATIONS.

               (a)     Subject to the provisions of Paragraphs 2.2 (Condition),
2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2
(Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below.
Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

               (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

               (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below.

       7.2     LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs
2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

       7.3     UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

               (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term
"ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent.

               (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee

                                                     Initials:   [ILLEGIBLE]
                                                                    -----------
                                                               NC
                                                               -----
during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

               (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor, in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

       7.4     OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

               (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

               (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor. Notwithstanding the above, Lessee shall not be required to remove those Improvements, Alterations or Utility Installations which are part of Lessee's Premises, unless Lessor notifies Lessee of its obligation to remove said Improvement, Alteration or Utility Installation at the time Lessor approves construction or installation of said Improvement, Alteration or Utility Installation.

               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.     INSURANCE; INDEMNITY. (Also see Addendum, Paragraph 56.)

       8.1 PAYMENT OF PREMIUMS. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

       8.2     LIABILITY INSURANCE.

               (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment to the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

               (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

       8.3     PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

               (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

               (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

               (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

               (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor may, but shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

       8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

       8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are

                                                           INITIALS: [ILLEGIBLE]
                                                                     -----------
                                                                      NC
                                                                     -----------
located, and maintaining during the policy term a "General Policyholders
Rating" of at least A:XIII, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

       8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

       8.7 INDEMNITY. Except for Lessor's, its agent's or employee's gross negligence, willful misconduct and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

       8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.     DAMAGE OR DESTRUCTION.

       9.1     DEFINITIONS.

               (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than twenty-five percent (25%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

               (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is twenty-five percent (25%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is twenty-five percent (25%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

               (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

               (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

               (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

       9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

       9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may, at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty
(30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

       9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

       9.5     DAMAGE NEAR END OF TERM. If at any time during the last six
(6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such

                                                           INITIALS: [ILLEGIBLE]
                                                                     -----------
                                                                      NC
                                                                     -----------
damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

       9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.

               (a) In the event of Premises Partial Damage, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operation Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty
(60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

       9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve
(12) times the then monthly Base Rent or $100,000, whichever is greater.
Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

       9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

       9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.    REAL PROPERTY TAXES.

       10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

       10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason on events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to, a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

       10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

       10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

       10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including, but not limited to, electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.    ASSIGNMENT AND SUBLETTING. (Also see Addendum, Paragraph 57.)

       12.1    LESSOR'S CONSENT REQUIRED.

               (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

               (b) A direct or indirect change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The direct or indirect transfer, on a cumulative basis, of fifty percent (50%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

               (c) The direct or indirect involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets

                                                           Initials: [ILLEGIBLE]
                                                                     -----------
                                                                          NC
                                                                     -----------
occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

               (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("LESSOR'S NOTICE"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

               (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

               (f) Notwithstanding anything to the contrary contained herein, Lessee, without first obtaining the consent of Lessor, may assign this Lease, and Lessee's rights hereunder, to any person, firm, or entity which, or into which, Lessee may be merged or consolidated, or to which Lessee may sell all or substantially all of its assets or business, provided that before such assignment shall be effective, (a) the Net Worth of said Assignee shall be equal to or higher than that of Lessee as of the date of this Lease (the "Net Worth Assignee" for purposes of this Lease shall be the net worth of the proposed assignee established under generally accepted accounting principles consistently applied), (b) said Assignee shall assume, in full, the obligations of Lessee under this Lease, and (c) Lessor shall be given written notice of such assignment and assumption.

       12.2    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

               (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

               (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver of estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

               (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

               (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

               (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to, the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

               (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

               (g)

               (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

       12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

               (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

               (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

               (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

               (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.    DEFAULT; BREACH; REMEDIES.

       13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to sure said default. A "DEFAULT" by Lessee

                                                           Initials: [ILLEGIBLE]
                                                                     -----------
                                                                          NC
                                                                     -----------
                                 Page 8 of 13
is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

               (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

               (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent when due, where such failure continues for three (3) days, or Lessee's failure to make any payment of Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

               (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

               (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty
(30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

               (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code
Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty
(30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

               (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

               (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

       13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including, but not limited to, the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph
13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

               (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

               (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

               (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

       13.3

       13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust

                                                           INITIALS: [ILLEGIBLE]
                                                                     -----------
                                                                          NC
                                                                     -----------
covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten
(10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

       13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.    BROKERS' FEES.

       15.1

       15.2

       15.3

       15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.    TENANCY AND FINANCIAL STATEMENTS.

       16.1 TENANCY STATEMENT. Upon 10 days notice from Lessor, Lessee shall execute and deliver to Lessor, in a form reasonably requested by Lessor, a Tenant Estoppel Certificate acknowledging that the Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any encumbrance and stating any other information Lessor may reasonably request, including the term of this Lease, the base rent, the estimated operating costs, the date to which rent has been paid, the amount of security deposit or prepaid rent, and other such information reasonably requested by Lessor. Lessor's failure to deliver such a statement shall be default under the Lease and shall be conclusive upon Lessee, that the Lease is in full force and effect, that there are no uncured defaults of Landlord and that no more than one month's rent has been paid in advance.

       16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.    NOTICES.

       23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted

                                                           INITIALS: [ILLEGIBLE]
                                                                     -----------
                                                                          NC
                                                                     -----------
                                Page 10 of 13
adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

       23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the state in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.    SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

       30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

       30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not:
(i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or
(iii) be bound by prepayment of more than one (1) month's rent.

       30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessor shall make commercially reasonable efforts to obtain, on behalf of Lessee, assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

       30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of Rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.    CONSENTS.

               (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous

                                                          INITIALS:  [ILLEGIBLE]
                                                                        -----
                                                                         NC
                                                                        -----
                                 Page 11 of 13

Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

               (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.    GUARANTOR.

       37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease, including, but not limited to, the obligation to provide the Tenancy Statement and information required in Paragraph 16.

        37.2 ADDITIONAL OBLIGATIONS OF GUARANTOR. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the Rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.

       39.1

       39.2

       39.3

       39.4

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("RULES AND REGULATIONS") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND

                                                          INITIALS:  [ILLEGIBLE]
                                                                        -----
                                                                         NC
                                                                        -----

PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The Parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: San Diego, California     Executed at: San Diego, California
            -------------------------              ---------------------------

on:  April   , 2000                    on:  April 21, 2000
   ----------------------------------      -----------------------------------

BY LESSOR:                             BY LESSEE:
SORRENTO WEST PARTNERS, L.P.,          ELITRA PHARMACEUTICALS, INC.,
-------------------------------------  -------------------------------------
A California limited partnership       a Delaware corporation
-------------------------------------  -------------------------------------

By:                                    By:  /s/ Harry Hixson
   ----------------------------------      -----------------------------------

Name Printed: (See Attached Lessor     Name Printed: Harry Hixson
              Signature Page
             ------------------------               --------------------------

Title:                                 Title:  CEO
      -------------------------------         --------------------------------


By:                                    By:  /s/ Greg Tibbets
   ----------------------------------      -----------------------------------

Name Printed:                          Name Printed: Greg Tibbets
             ------------------------               --------------------------

Title:                                 Title:  Director of Finance
      -------------------------------         --------------------------------

Address:                               Address: 3510 Dunhill St
        -----------------------------           ------------------------------
                                                San Diego, CA 92121
-------------------------------------  ---------------------------------------

Telephone: (   )                       Telephone: (858) 410 3030
            --- ---------------------              --- -----------------------

Facsimile: (   )                       Facsimile: (858) 410 3090
            --- ---------------------              --- -----------------------

BROKER:                                BROKER:

Executed at:                           Executed at:
            -------------------------              ---------------------------

on:                                    on:
   ----------------------------------      -----------------------------------

By:                                    By:
   ----------------------------------      -----------------------------------

Name Printed:                          Name Printed:
             ------------------------               --------------------------

Title:                                 Title:
      -------------------------------         --------------------------------

Address:                               Address:
        -----------------------------           ------------------------------

-------------------------------------  ---------------------------------------

Telephone: (   )                       Telephone: (   )
            --- ---------------------              --- -----------------------

Facsimile: (   )                       Facsimile: (   )
            --- ---------------------              --- -----------------------

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, California 90017 (213) 687-8777.


                                                     Initials: GT
                                                               --
                                                               NC
                                                               --

LEASE AGREEMENT: PAGE 13-1
------------------------------

SORRENTO WEST PARTNERS, L.P.,
A California limited partnership

By: Barrow Street Gliders, LLC,
    a Delaware limited liability company
    Its General Partner

    By: Barrow Street Real Estate Fund L.P.,
        a Delaware limited partnership
        Its Sole Member

        By: Barrow Street Capital LLC,
            a Delaware limited liability company
            Its General Partner

            By: Barrow Street Partners, LLC,
                a Delaware limited liability company
                Its Managing Member

                By:  /s/ Nicholas Chermayoff
                   --------------------------------------------------
                Name:  Nicholas Chermayoff
                     ------------------------------------------------
                Title: Member

                                  ADDENDUM TO
                STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE

     THIS ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE ("Addendum") is made and entered into by and between SORRENTO WEST PARTNERS, L.P., a California limited partnership ("Lessor"), and ELITRA PHARMACEUTICALS, INC., a Delaware corporation ("Lessee"), as of the date set forth on the first page of that certain Standard Industrial/Commercial Multi-Tenant Lease (the "Lease") between Lessor and Lessee to which this Addendum is attached and incorporated. The terms, covenants and conditions set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Addendum are inconsistent with any provisions of the Lease, the provisions of this Addendum shall supersede and control.

49.  OCCUPANCY OF PREMISES.

     Lessee may occupy Suite D of the Premises immediately upon execution of this Lease. Lessee may occupy Suites A, B and C of the Premises upon substantial completion of the Tenant Improvements by Lessor, and receipt of a certificate of occupancy (or comparable "right to occupy") from the City of San Diego pursuant to Paragraph 51 of this Addendum.

50.  PAYMENT OF BASE RENT AND OPERATING EXPENSES.

     (a) Lessee shall pay Base Rent and Lessee's Share of Common Area Operating Expenses and Real Property Taxes for Suite D commencing upon execution of this Lease, in proportion that the rentable area of Suite D bears to the entire rentable area of the Premises.

     (b) Lessee shall pay full Base Rent and Lessee's Share of Common Area Operating Expenses and Real Property Taxes for the entirety of the Premises at the earlier of (i) one hundred twenty (120) days following the Commencement Date, or (ii) at such time as Suites A, B and C are tendered to Lessee with the Tenant Improvements substantially complete and a certificate of occupancy (or comparable "right to occupy") has been issued by the City of San Diego for Suites A, B, and C. Landlord shall give notice to Tenant of the date from which Lessee is to pay full Base Rent and Lessee's Share of Common Area Operating Expenses and Real Property Taxes.

51.  TENANT IMPROVEMENTS AND TENANT IMPROVEMENT ALLOWANCE.

     Lessor shall construct tenant improvements ("Tenant Improvements", and sometimes "Alterations" as defined in Paragraph 7.3 of the Lease) in Suites A, B and C and D of the Premises pursuant to a mutually-approved space plan at a cost to Lessor not to exceed $50.00 per square foot of rentable area ($50.00 x 10,612 SF = $530,600) ("Tenant Improvement Allowance"). The costs of Tenant Improvements payable from the Tenant Improvement Allowance shall include all costs expended by Lessor relative to the construction of the Tenant Improvements, including but not limited to costs of equipment, material and labor; contractor's field overhead and fees; cost of preparation of preliminary space plans and specifications and working drawings; governmental agency fees relating to the construction; costs of any requirements regarding construction which are imposed by any federal, state or local governmental entity or agency which are not reflected in the approved plans and specifications; sales and use taxes (but not real property taxes); permits; plan check fees; bonds; demolition; water and sewer connection charges, if any; and other costs directly related to the construction of the Tenant Improvements. Lessee shall pay all costs related to or in connection with the Tenant Improvements in excess of the Tenant Improvement Allowance as they are incurred. Lessee shall not be entitled to receive any payment or credit, or any off-set or deduction against any monetary obligation of Lessee under the Lease, for any portion of the Tenant Improvement Allowance which is not expended by Lessor.


                                                     Initials: GT
                                                               --
                                                               NC
                                                               --

52.      BASE RENT INCREASE.

Notwithstanding anything to the contrary set forth in Paragraph 4 of the Lease, on August 1, 2001 and on the first (1st) day of each August thereafter during the term, the Base Rent then in effect shall be increased by three percent (3%) per annum.

53.      SECURITY DEPOSIT.

         (a) The Security Deposit may consist of cash or an irrevocable stand-by letter of credit ("Letter of Credit"). Lessee shall be responsible for any expenses in obtaining and maintaining any Letter of Credit. The Letter of Credit, and any replacement Letter of Credit, shall be issued by a bank or other financial institution reasonably acceptable to Lessor with an office in San Diego, California. Should the institution be placed in conservatorship or receivership by the Federal Deposit Insurance Corporation or any other state or federal regulatory agency, Lessee shall, within thirty (30) days after written request by Lessor, provide a replacement Letter of Credit from a financial institution reasonably acceptable to Lessor, and in the event Lessee fails to do so, Lessor may draw on the Letter of Credit and use the proceeds thereof as a cash security deposit in accordance with the provisions of Paragraph 5 of the Lease.

         (b) The Letter of Credit shall provide (i) that the issuer of the Letter of Credit shall pay to Lessor the amount in default immediately upon presentation of a sight draft by Lessor accompanied by a certified statement signed by the general partner of Lessor (or, if any successor Lessor is a corporation or a limited liability company, by any officer of the corporation or manager of the limited liability company, as the case may be) stating that a default has occurred under the Lease as a result of which Lessor is entitled to collect the amount specified in the site draft in order to cure the default, and (ii) that the issuer shall have no obligation to confirm that a default has occurred, or the amount which Lessor is entitled to draw, or that notice of the default has been given to Lessee.

         (c) The initial Letter of Credit shall be for a period of not less than one (1) year, and any replacement Letter of Credit shall be for a period of not less than one (1) year. The initial Letter of Credit (or any later replacement Letter of Credit) shall be replaced by Lessee by delivering to Lessor a replacement Letter of Credit at least thirty (30) days prior to the expiration of the then current Letter of Credit. If Lessee fails to deliver a replacement Letter of Credit at least thirty (30) days prior to the expiration of the then current Letter of Credit, Lessor shall have the right, upon two (2) business days notice to Lessee, to draw the total amount of the then current Letter of Credit and hold the proceeds thereof as a cash security deposit pursuant to the provisions of Paragraph 5 of the Lease. The Letter of Credit shall be successively renewed or replaced until that date which is thirty (30) days after the expiration of the initial or any extended term of the Lease.

         (d) In the event of a partial draw on the Letter of Credit to cure a Lessee default, Lessee shall, pursuant to Paragraph 5 of the Lease, within ten (10) days after written request therefor deposit cash with Lessor sufficient to restore the Security Deposit to the full amount required by the Lease, or substitute a new Letter of Credit to the full amount required by the Lease.

         (e) Any cash deposit or Letter of Credit shall be transferable by Lessor to a successor Lessor or mortgagee or beneficiary of a deed of trust encumbering the Premises, or, in the case of a Letter of Credit, a substitute Letter of Credit shall be issued to any such entity at the request of Lessor; provided, however, that Lessor shall pay any expenses incurred by Lessee on account of any such transfer or issuance.

         (f) In the event of bankruptcy or other debtor/creditor proceedings against Lessee, the Security Deposit shall be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to the filing of such proceedings.

                                                     Initials: GT
                                                               --
                                                               NC
                                                               --

         (g) Lessor shall deliver the Security Deposit to any purchaser of Lessor's interest in the Premises, and thereupon Lessor shall be discharged from any further liability with respect thereto provided that such purchaser has agreed to assume in writing the obligations of Lessor under the Lease.

54.      DAMAGE AND DESTRUCTION.

Notwithstanding anything to the contrary set forth in Paragraph 9 of the Lease, Lessee hereby waives the provisions of California Civil Code Sections 1932 and 1933, and any successor sections and any other statutes which are inconsistent with the provisions of the Lease and which relate to the termination of leases when leased property is destroyed, and agree that such event shall be governed by the terms of the Lease.

55.      COMMON AREA OPERATING EXPENSES.

         Notwithstanding anything to the contrary set forth in the Lease, Common Area Operating Expenses shall include, in addition to those items listed in Paragraph 4.2 of the Lease, all expenses incurred by Lessor in operating, maintaining and repairing the Building and the Industrial Center, as determined by standard accounting practices, including, but not limited to: water and sewer charges (if not separately metered to Lessee); the cost of utilities, janitorial services, security and labor (if not separately metered to Lessee); paring charges, surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations promulgated by any federal, state or local governmental authority in connection with the use of occupancy of the Building or the Industrial Center; the cost (amortized over the reasonably anticipated useful life of the asset, together with interest at the maximum rate allowable by law of the unamortized balance) of (i) any capital improvements made to the Building or the Industrial Center by Lessor to the extent such capital improvements reduce Common Area Operating Expenses or which are made to the Building or the Industrial Center by Lessor after the commencement date of the Term as required pursuant to any law or regulation that was not applicable at the time they were constructed, or (ii) replacement of any equipment needed to operate the Building or the Industrial Center at a consistent level or quality, but only in the event that such equipment (A) is malfunctioning or non-functioning and the repair of such equipment would not be economically feasible when compared to the cost of replacement, or (B) is otherwise due for replacement in the ordinary course of its reasonably anticipating useful life; costs incurred in the management of the Building or the Industrial Center, if any, including an industry standard management fee, supplies, wages and salaries of employees used in the management, operation and maintenance of the Building and the Industrial Center, and payroll taxes and similar governmental charges with respect thereto, and the Building or the Industrial Center management office rental (but only to the extent such management office is used for the management of the Building or the Industrial Center); the cost of air-conditioning, waste disposal, heating and ventilation (if not separately metered to Lessee); maintenance, supplies, materials, equipment and tools; the costs of repair and maintenance of the Building and the Industrial Center, including payroll expenses and rental of personal property used in connection therewith; costs of gardening and landscaping; costs of maintaining signs; personal property taxes levied on or attributable to personal property used in connection with the operation, maintenance and repair of the Building or the Industrial Center; reasonable audit or verification fees; and the costs of resurfacing, painting, lighting, cleaning, refuse removal and similar items, including appropriate reserves, for the Building and the Industrial Center. Common Area Operating Expenses shall not include depreciation on the Building of the Industrial Center or any equipment therein, Lessor's executives' salaries or real estate brokers' commissions.

56.      LESSEE'S INSURANCE.

         Lessee's insurance, as set forth in Article 8 of the Lease, shall include coverage for damage resulting from a flood at the subject property. In addition, all such insurance required to be maintained by Lessee shall name Lessor, the management company of the Industrial Center, and any mortgagees of Lessor, as additional insureds.

                                                     Initials: GT
                                                               --
                                                               NC
                                                               --

57.    ASSIGNMENT AND SUBLETTING.

       (a) In connection with any proposed assignment of the Lease or sublease of all or any portion of the Premises, Lessee shall deliver to Lessor, for Lessor's review and written approval, all such information concerning the proposed assignee or sublessee as Lessor may reasonably require or request, including, but not limited to, any financial statements or other financial information and all terms of the proposed assignment or sublease.

       (b) Notwithstanding anything to the contrary set forth in Paragraph 12.4 of the Lease, Lessee hereby assigns and transfers to Lessor one hundred percent (100%) of all of Lessee's interest in and to all rent and other consideration arising from any assignment or sublease of the Premises hereafter made by Lessee, and Lessor may collect such rent and other consideration and apply same toward Lessee's obligations under the Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under the Lease, Lessee may receive and collect such rent and other consideration accruing under any assignment or sublease. Lessee hereby irrevocably authorizes and directs any assignee or sublessee, upon receipt of written notice from Lessor stating that a default exists in the performance of Lessee's obligations under the Lease, to pay to Lessor one hundred percent (100%) of the rent due and to become due under the assignment or sublease. Leassee agrees that any assignee or sublessee shall have the right to rely upon any such written notice from Lessor, and that such assignee or sublessee shall pay such rent to Lessor without any obligation or right to inquire as to whether a default exists, and notwithstanding any notice from or claim from Lessee to the contrary, Lessee shall have no right or claim against such assignee or sublessee or Lessor for any rent and other consideration so paid by such assignee or sublessee to Lessor.

       (c) Lessor shall have the right to terminate this Lease as to that portion of the Premises covered by a proposed assignment of the Lease or Sublease. Lessor may exercise such right to terminate by giving notice to Lessee at any time within thirty (30) days after the date on which Lessee has furnished to Lessor all of the items required under Sections 12 and 57. If Lessor exercises such right to terminate, Lessor shall be entitled to recover possession of, and Lessee shall surrender such portion of, the Premises (with appropriate demising partitions erected at the expense of Lessee) on the later of (i) the effective date of the proposed assignment or sublease, or (ii) sixty (60) days after the date of Lessor's notice of termination. In the event Lessor exercises such right to terminate, Lessor shall have the right to enter into a lease with the proposed assignee or sublessee without incurring any liability to Lessee on account thereof.

58.    BROKERS.

       Lessee warrants and represents that Lessee has not dealt with any real estate broker or agent in connection with the Lease or its negotiation, except for the broker identified in paragraph 1.10(a) of the Lease. Lessee shall indemnify and hold Lessor and the Premises harmless from and against any and all costs, expenses and liability (including actual attorney's fees and court costs) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with the Lease or its negotiation based upon any act of Lessee. Lessor warrants and represents to Lessee that Lessor has not dealt with any real estate broker or agent in connection with the Lease or its negotiations, except for the broker identified in Paragraph 1.10(a) of the Lease. Lessor shall indemnify and hold Lessee harmless from and against any and all costs, expenses and liability (including actual attorneys' fees and court costs) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with the lease or its negotiation based upon any act of Lessor.

59.    HAZARDOUS MATERIAL.

       Upon the expiration or earlier termination of the Lease, Lessee shall at its own expense cause a Phase I Environmental Site Assessment of the Premises to be conducted, and a Phase II

                                                     Initials:   GT
                                                               -------
                                                                 NC
                                                               -------

        Environmental Site Assessment if recommended by the Phase I report, and a report thereof delivered to Lessor, such report to be as complete and broad in scope as is necessary to identify any impact on the Premises Lessee's operations might have had (hereinafter referred to as the "Exit Report"). Lessee shall correct any deficiencies identified in the Exit Report in accordance with its obligations under
        Article 6 and other applicable provisions of the Lease prior to the expiration or earlier termination of this Lease.

60.     LIMITATION ON LIABILITY.

        Notwithstanding anything to the contrary set forth in the Lease, the obligations of Lessor, and Lessor's partners (either general or limited), directors, officers and shareholders, under the Lease do not constitute personal obligations. Lessee, and Lessee's successors and assigns, hereby agree not to seek recourse against the personal assets of Lessor, or Lessor's partners (either general or limited), directors, officers and shareholders, for satisfaction of any actual or alleged liability of lessor to Lessee under the Lease, but Lessee shall look only to Lessor's interest in the Building for the satisfaction of any liability of Lessor to Lessee hereunder.

61.     NOTICES.

        Copies of all notices or any other documents required to be delivered to either Lessor or Lessee, or both, pursuant to the terms of the Lease (including any changes to the address of either Lessor or Lessee), shall be delivered to the parties, in accordance with Paragraph 23 of the Lease, at the following addresses:

              If to Lessee:            ELITRA PHARMACEUTICALS, INC.
                                       3510 Dunhill St
                                       ----------------------------
                                       San Diego, CA 32121
                                       ----------------------------

                                       ----------------------------
                                       Attn: Greg Tibbitts
                                            -----------------------

              If to Lessor:            SORRENTO WEST PARTNERS, L.P.
                                       YALE PROPERTIES USA, INC.
                                       6256 Greenwich Drive
                                       Office of the Building
                                       San Diego, CA 92122
                                       Attn: Mr. Jeffrey Burges

              With copy to:            SORRENTO WEST PARTNERS, L.P.
                                       C/O BARROW STREET CAPITAL
                                       31 W. 52nd Street, 16th Floor
                                       New York, NY 10019

62.    HOLDING OVER.

       If Lessee fails to surrender the Premises upon the expiration or earlier termination of the Term without the express written consent of Lessor, Lessee shall become a tenant-at-sufferance at the rental rate equal to two hundred percent (200%) of the monthly rent payable by Lessee for the month immediately preceding such expiration or earlier termination, and Lessee shall remain responsible for the payment of all other monetary obligations due and payable by Lessee under the Lease. Acceptance by Lessor of rent after such expiration or earlier termination of the Term shall not result in any renewal of the term. The foregoing provisions are in addition to and do not affect Lessor's right of re-entry or any other rights or remedies of Lessor hereunder or as otherwise provided at law or in equity, or both. If Lessee fails to surrender the Premises upon the expiration or earlier termination of the term despite Lessor's demand to do so, Lessee shall indemnify and hold Lessor harmless from and against any and all losses, costs, damages and liability (including actual attorneys' fees and costs, and court costs), direct or indirect, which Lessor may suffer as a result of Lessee's failure to surrender the Premises.

                                                           Initials:   GT
                                                                    -------
                                                                       NC
                                                                    -------

63.    SIGNAGE.

       Lessee may install signage on the Premises at its expense to the extent permitted by, and in conformity with, applicable provisions of the City of San Diego Sign Ordinance and the Sign Criteria attached to the Lease as Exhibit "B". The Sign Criteria may be revised from time to time in Lessor's reasonable discretion.

64.    PARKING.

       Notwithstanding anything to the contrary set forth in Paragraph 2.6 of the Lease, Lessee may be entitled to use, during the Term, the parking areas associated with the Premises for parking by Lessee, and Lessee's employees, visitors and customers, subject to any rules and regulations promulgated by or parking fees charged by Lessor, as the same may be established from time to time. All responsibility for damage and theft to vehicles is assumed by Lessee and Lessee's employees, visitors and customers. Lessee shall repair or cause to be repaired, at Lessee's sole cost and expense, any and all damage to the Building and the Industrial Center caused by Lessee's, or Lessee's employees', visitors' or customers' use of such parking areas therein.

65.    WAIVER OF JURY TRIAL.

       Lessor and Lessee hereby waive their respective right to trial by jury of any cause of action, claim, counterclaim, or cross-complaint in any action, proceeding and/or hearing brought by either Lessor against Lessee or Lessee against Lessor on any matter whatsoever arising out of, or in any way connected with, this lease, the relationship of Lessor and Lessee, Lessee's use and occupancy of the Premises, the Building and/or the Industrial Center, or any claim of injury or damage, or the enforcement of any remedy under any law, statute, or regulation, emergency or otherwise, now or hereinafter in effect.

67. INSTALLATION OF LABORATORY BENCHES. Prior to the time the Premises are surrendered to Lessor, Lessee shall, at its sole cost and expense, install a two-sided bench with shelving in Suites C and D, of the same size, type and standard as the benches installed in Suites A and B as part of the Tenant Improvements, which benches shall be surrendered with the Premises and become the property of Lessor at the expiration or earlier termination of the term.

/ / / /

/ / / /

/ / / /

/ / / /

/ / / /

/ / / /

/ / / /

/ / / /

/ / / /

/ / / /

/ / / /

/ / / /
                                                           Initials:   GT
                                                                    -------
                                                                       NC
                                                                    -------
                                       6

     IN WITNESS WHEREOF, LESSOR AND LESSEE HAVE EXECUTED THIS ADDENDUM CONCURRENTLY WITH THE LEASE OF EVEN DATE HEREWITH.

LESSEE:

ELITRA PHARMACEUTICALS, INC.
a Delaware corporation

By:     /s/  Harry Hixson
      ----------------------------
Name:        Harry Hixson
      ----------------------------

Title:       CEO
      ----------------------------

By:     /s/  Greg Tibbitts
      ----------------------------

Name:        Greg Tibbitts
      ----------------------------

Title:       Director of Finance
      ----------------------------


LESSOR:

SORRENTO WEST PARTNERS, L.P.,
a California limited partnership

By:   Barrow Street Gliders, LLC,
      a Delaware limited liability company
      Its General Partner

      By:   Barrow Street Real Estate Fund L.P.,
            a Delaware limited partnership
            Its Sole Member

            By:   Barrow Street Capital LLC,
                  a Delaware limited liability company
                  Its General Partner

                  By:   Barrow Street Partners, LLC,
                        a Delaware limited liability company
                        Its Managing Member


                        By:     /s/ Nicholas Chermayoff
                              --------------------------------------
                        Name:       Nicholas Chermayoff
                              --------------------------------------
                        Title:  Member

                                  EXHIBIT A-1

                                   SITE PLAN

                          SORRENTO WEST INDUSTRIAL PARK
                              San Diego, California

                Address: 11055 Flintkote Avenue, Suite A, B, C, & D

                           Totaling 162,727 Square Feet

This plan is intended only to show the general layout of the property or a part thereof. Lessor reserves the right to alter, vary, add to or omit, in whole or in part, any structures, and/or improvements, and/or common areas, and/or land areas shown on this plan. All measurements and distances are approximate. This plan is not to be scaled.

                                INDUSTRIAL CENTER
                         Approximately 162,727 Square Feet



                                      [MAP]








                           APPROXIMATE DEMISED PREMISES



                                      [MAP]






                                                           Initials:   GT
                                                                    -------
                                                                       NC
                                                                    -------

                                   EXHIBIT B

                                 SIGN CRITERIA

Sign Criteria establishes the uniform policies for all lessee sign identification. This criteria has been established for the purpose of maintaining the overall appearance of the project. Conformance will be strictly enforced. Any sign installed that does not conform to the sign criteria will be brought into conformity at the expense of the Lessee.

A.   GENERAL REQUIREMENTS

     1. A drawing of all proposed Lessee's signs indicating copy, sizes, color, and locations shall be submitted to the Morlin Management Corporation, prior to fabrication of any sign.

     2. Morlin Management Corporation shall approve all copy and/or logo design and color prior to the fabrication of the sign, which approval shall occur in a timely manner and shall not be unreasonably withheld.

     3. Morlin Management Corporation shall direct the placement of all Lessee's signs and the method of attachment to the building.

     4. Lessee shall be responsible for the fulfillment of requirements for this criteria.

     5.   Sign fabrication and installation shall be paid for by the Lessee.

B.   GENERAL SPECIFICATIONS

     1. Lessee shall be allowed one (1) corporate name and logo sign per building regardless of size of occupancy.

     2. Lessee shall be allowed to install one (1) additional sign as a monument sign. The face of the sign shall not exceed a width of four feet (4') and a height of two feet (2'). The top of the sign shall not exceed four feet (4') in height above ground level.

     3. Lessee shall be allowed to install signs identifying non-reserved parking, shipping, receiving, and other areas of the Premises which require proper identification for third parties conducting business with Lessee, as well as other signs that are required pursuant to Federal, State or Local Municipal Laws and Regulations.

     4. All signs to be of individual letters and logos consistent with the style, color and size of all others in the Industrial Park. No cans, frames or panels are permitted.

     5.   No electrical or audible signs will be allowed.

     6. Upon the removal of any sign, any damage to the building will be prepared by the Lessee, except for any damage resulting from negligent or otherwise improper removal of a sign by a party acting under the direction of Lessor.

     7. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material shall be affixed or maintained upon any external automated machine, glass panes of the building, landscaped areas, streets or parking areas, except for signs indicating the Premises are protected by security services. Lessee when the premises are vacated at the end of the Lease term. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material shall be affixed or maintained upon the glass panes of the exterior walls of the building, landscaped areas, streets, or parking areas.

     8. Lessee has permission to have an eighty-eight (88) inch wide window sign which is equivalent to two normal size (forty-four inch) window signs. Lessee is authorized to have a lawn sign at the time that Lessee expands to occupy the entire Building #3.


                                                           Initials:   GT
                                                                    -------
                                                                       NC
                                                                    -------

                                   EXHIBIT C

                              RULES & REGULATIONS

Lessee hereby agrees to the following:

     a. REFUSE - All garbage and refuse shall be kept in the container supplied by Lessor and placed at the location prepared for refuse collection, in the manner at the times and places specified by Lessor.

     b. PARKING - Lessee shall be entitled to park in common with other tenants of Lessor. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other tenants in the use of the parking facilities. Lessor reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Lessees or to designate specific areas within which Lessee must park.

     c. No equipment shall be erected on the roof or exterior walls of the Leased Premises, or on the grounds, without in each instance, the written consent of the Lessor. Any equipment so installed without such written consent shall be subject to removal without notice at any time.

     d. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the premises without the prior written consent of the Lessor.

     e. The outside areas immediately adjoining the Leased Premises shall be kept clean and free from dirt and rubbish by the Lessee to the satisfaction of the Lessor, and Lessee shall not place or permit any obstruction or materials in such areas. No exterior storage shall be allowed without permission in writing from Lessor.

     f. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Lessee, who shall, or whose employees, agents or invitees shall have caused it.

     g. Lessee shall use at Lessee's cost such pest extermination contractor as Lessor may direct and at such intervals as Lessor may require in the event that the service needed is due to the Lessee's activities.

     h. Lessee shall not burn any trash or garbage of any kind in or about the Leased premises, or the industrial center.

     i. If the premises are air conditioned, Lessee shall provide to Lessor, within thirty (30) days after occupancy, an air conditioning maintenance contract. Lessee hereby authorizes Lessor to obtain a maintenance contract, to be paid for by Lessee, in the event that Lessor request in writing an air conditioning service contract and such contract satisfactory to Lessor is not received in Lessor's office within ten (10) days of the written request. If Lessee refuses or neglects to repair properly as required hereunder and to the reasonable satisfaction of Lessor as soon as reasonably possible after written demand, Lessor may make such repairs without liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures, or other property or the Lessee's business by reason thereof, and upon completion thereof, Lessee shall pay Lessor's costs for making such repairs plus twenty (20%) percent for overhead, upon presentation of bill therefore, as additional rent. Said bill shall be payable Net 30, with interest at ten (10%) percent accruing on said cost beginning thirty (30) days after the date of invoicing of repairs by Lessor.

     j. Lessor reserves the right from time to time to amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional reasonable rules and regulations applicable to the Leased Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Lessee.


                                                           Initials:   GT
                                                                    -------
                                                                       NC
                                                                    -------

                                  EXHIBIT D


                               LEGAL DESCRIPTION

                          SORRENTO WEST INDUSTRIAL PARK
                             SAN DIEGO, CALIFORNIA



LOTS 1 THROUGH 9 OF PACIFIC SORRENTO INDUSTRIAL PARK, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 7748, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 25, 1973.

                                  EXHIBIT "F"

                          TENANT ESTOPPEL CERTIFICATE



      RE:  LEASE DATED: 4/21/00
           BETWEEN: SORRENTO WEST PARTNERS, LP
           AS SUCCESSOR LANDLORD,
           AND ELITRA PHARMACEUTICALS, INC., TENANT
           FOR PREMISES LOCATED AND ADDRESSED AS: 11055 FLINTKOTE AVENUE SUITES A,B,C, & D


Ladies and Gentlemen:

           We understand that JBC SORRENTO WEST, LLC, CALIFORNIA LIMITED LIABILITY COMPANY ("Landlord") has acquired or will be acquiring the real property of which our premises are a part. The undersigned, as tenant ("Tenant"), has been advised that the above described lease (the "Lease") has been or will be assigned to you as security for a loan to Landlord, and as an inducement therefor and for Landlord to acquire the real property, hereby confirms the following:

           1. The Lease is a valid and binding agreement enforceable against Tenant in accordance with its terms, and is in full force and effect and has not been modified or amended by Landlord (or its predecessor-in-interest) and/or Tenant, except as follows:
               NONE (the term "Lease" as used hereinafter shall be deemed to
               include the foregoing modifications and amendments).      .

           2. Except as described in paragraph 1 above, there are no agreements, oral or written, between Landlord (or its predecessor-in-interest) and Tenant relating to Tenant's occupancy of the premises other than the Lease.

           3. Tenant is paying the full rent stipulated under the Lease, without offset, defense or claim of any kind; all rents and other charges due from Tenant under the Lease have been paid, but not more than one month in advance of their respective due dates; Tenant began paying rent on 5/2/00 FOR SUITE D & 8/29/00 FOR SUITES A - C; the current monthly rent under the Lease is $5,386.50. The Lease also provides for additional rent as follows: $575.29 (COMMON AREA EXPENSES), NONE (UTILITY REIMBURSEMENT). Tenant prepaid rent in the amount of NONE.

           4. Neither Landlord (or its predecessor-in-interest) nor Tenant is in breach of any of the terms of the Lease, and neither Landlord nor Tenant has committed any act that will notice or the passage of time or both could give rise to any breach under the Lease, and there are no actions, voluntary or otherwise, pending or threatened against Tenant under any federal or state bankruptcy laws.

           5. Landlord and Tenant have not agreed to any material concessions or inducements to Tenant with respect to the Lease (e.g. as to rent abatement or additional funds for tenant improvements) not otherwise identified in this certificate, except as follows: TENANT HAS A TENANT IMPROVEMENT ALLOWANCE OF $50.00/S.F..

               Tenant has not assigned, transferred, sublet, hypothecated, pledged, mortgaged or otherwise alienated any of its interest under the Lease, except as follows: NONE.

               The premises consist of approximately 10,612 square feet of space and Tenant has no right or option to lease any additional space in the property, except as follows: NONE.

           6. Landlord is holding a security deposit from Tenant in the amount of $133,711.00.

           7. Tenant has no option or right of first refusal to purchase the property.

           8. The Lease expires on 9/30/03 and Tenant has only the following options to extend or renew the Lease: NONE.

           9. Any tenant improvements to be made by Landlord (or its predecessor-in-interest) have been completed in a manner satisfactory to Tenant, and Tenant has accepted, is conducting business in, and is in full possession of, the premises.

           10. Notwithstanding the above-referenced assignment of the Lease to you, Tenant understands and acknowledges that: (i) all rentals and other payments due under the terms of the Lease shall continue to be paid in accordance with the terms of the Lease until and unless Tenant is notified to the contrary in writing by you, in which event Tenant shall pay the same directly to you; and (ii) you assume no duty, liability or obligation under the Lease, either by virtue of said assignment, the exercise of remedies thereunder, or any subsequent receipt or collection of rentals or any other sums due under the terms of the Lease until such time, if any, as you become the owner of the premises by foreclosure or otherwise.

           11. You shall not be:

                 (a) liable for any act or omission of any person or party who may be a landlord under the Lease prior to your acquisition of title to said premises ("Prior Landlord");

                 (b) liable for the return of any security or cleaning deposits paid to any Prior Landlord and not actually delivered or paid over to you; or

                 (c) subject to any off-sets or defenses which Tenant may have against any Prior Landlord.

           12. The terms "Landlord" and "Tenant," as used herein, shall be deemed to mean "Lessor" or "Owner" and "Lessee," respectively, if the parties are so called in the Lease.

           The above statements are made with the understanding that you will rely on them in connection with the above-mentioned loan.


                                       Very truly yours,

                                       TENANT:


                                       By:     /s/ Greg Tibbitts
                                           --------------------------------

                                       Name:       Greg Tibbitts
                                             ------------------------------

                                       Title:      Director of Finance
                                              -----------------------------

                        SORRENTO WEST INDUSTRIAL COMPLEX
                         ESTIMATED OPERATING EXPENSES
                        May 2, 2000 - December 31, 2000
                              Number of Months: 7


ELITRA
11055 Flintkote Ave.       Suite:     9D


Project Square Footage:                 162,727                 Tenant Square Footage:                 2,640
Expenses Excluded:
Lease Commencement:                      5/2/00                 Base Year:                     NNN
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
-------------------------------------------------------------------------------------------------------------
CAM:                   2000     Total CAM Costs                                                $  239,607.26

                                Tenant's Prorata Share (per Lease)     1.62%                   $    3,887.27
                                                                                               ==============


INSURANCE:             2000     Total Insurance Costs                                          $   45,089.00

                                Tenant's Prorata Share (per Lease)     1.62%                   $      731.50
                                                                                               ==============


TAXES:                 2000     Total Tax Cost                                                 $  140,828.00

                                Tenant's Prorata Share (per Lease)     1.62%                   $    2,284.72
                                                                                               ==============




                                Total Billable Expenses for Year                               $    6,903.49
                                Less Base Year CAP                                             $         -
                                                                                               --------------
                                Net Billable Expenses for Year                                 $    6,903.49


                                Total Billable Expenses for Period (1/00 - 5/00)        41.67% $    2,876.45
                                Less Expenses Paid for Period (1/00 - 5/00)                    $         -
-------------------------------------------------------------------------------------------------------------
AMOUNT DUE OR (CREDIT) FOR PERIOD (1/00 - 5/00)                                                $         -
-------------------------------------------------------------------------------------------------------------

                                Remaining Expenses Due or (Credit) for Year                    $    4,027.04
-------------------------------------------------------------------------------------------------------------
REMAINING EXPENSES DUE OR (CREDIT) PER MONTH                                                   $      575.29
-------------------------------------------------------------------------------------------------------------